                                     FORM OF
                               HOME DIRECTOR, INC.
                             SUBSCRIPTION AGREEMENT

HOME DIRECTOR, INC.
2525 Collier Canyon Road
Livermore, CA 94551
Attention: Michael Liddle, Chief Executive Officer

Ladies and Gentlemen:

     1. SUBSCRIPTION. The undersigned (the "Purchaser"), intending to be legally bound, hereby agrees to purchase from Home Director, Inc. (the "Company")
investment units (the "Units") in the amount set forth on the signature page hereof. Each Unit consists of (i) one (1) share (the "Shares") of common stock, par value $0.01 per share, of the Company (the "Common Stock") and (ii) a three
(3)-year warrant to purchase one share of Common Stock (the "Warrants," and together with the Shares, the "Securities"). The minimum subscription for Units shall be $50,000, however, the Placement Agent and the Company may, in their discretion, accept less than the minimum subscription amount. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement and the Private Placement Memorandum of
the Company, dated ________________, 2004, as amended or supplemented from time to time, including all attachments, schedules and exhibits thereto (the
"Memorandum"), relating to the offering (the "Offering") by the Company of a minimum of $1,500,000 (the "Minimum Amount") and a maximum of $4,000,000 (the
"Maximum Amount") in aggregate purchase price of Units. In addition, for the purpose of covering overallotments in the sale of the Units, the Company and
Spencer Trask Ventures, Inc., the placement agent in the Offering, may agree to sell additional Units with total gross proceeds equal to up to thirty percent
(30%) of the Maximum Amount. The purchase price per Unit shall be equal to the lesser of (i) eighty percent (80%) of the average of the closing bid prices of the Common Stock on the OTC Bulletin Board during the ten (10) trading days immediately preceding each closing of the sale of Units (a "Closing") or (ii)
with respect to Closings after the first Closing, the lowest purchase price per
Unit at a prior Closing. THE MINIMUM AND MAXIMUM AMOUNTS INCLUDE [UP TO
$1,100,000] OF CONVERTIBLE DEBENTURES WHICH WILL BE CONVERTED INTO UNITS AT THE
FIRST CLOSING.

     The terms of the Offering are more completely described in the Memorandum and such terms are incorporated herein in their entirety. Certain terms used but not otherwise defined herein shall have the respective meanings provided in the
Memorandum.

     2. PAYMENT. The Purchaser encloses herewith a check payable to, or will immediately make a wire transfer payment to "Signature Bank as Escrow Agent for
Home Director, Inc." in the full amount of the purchase price of the Units being subscribed for. Such funds will be held for the Purchaser's benefit, and will be returned promptly, without interest, penalty, expense or deduction if this
Subscription Agreement is not accepted by the Company, the Offering is terminated pursuant to its terms or by the Company, or the Minimum Amount of
Units is not sold. Together with the check for, or wire transfer of, the full purchase price, the Purchaser is delivering a completed and executed signature page of this Subscription Agreement.

     3. ACCEPTANCE OF SUBSCRIPTION. The Purchaser understands and agrees that the Company reserves the right to accept or reject this or any other subscription for Units, in whole or in part, and in any order, notwithstanding prior receipt by the Purchaser of notice of acceptance of this subscription. The
Company shall have no obligation hereunder until the Company shall execute and deliver to the Purchaser an executed copy of this Subscription Agreement. If this subscription is rejected in whole or the Offering is terminated or the
Minimum Amount is not raised, all funds received from the Purchaser will be returned without interest, penalty, expense or deduction, and this Subscription
Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, and in any order, the funds for the rejected portion of this subscription will

be returned without interest, penalty, expense or deduction, and this
Subscription Agreement will continue in full force and effect with respect to the subscription that was accepted.

     4. REPRESENTATIONS AND WARRANTIES.

     (A) The Purchaser hereby represents, warrants, acknowledges and agrees as follows:

         (a) Neither the Securities, nor the shares of the Common Stock issuable upon conversion or exercise of the Securities and offered pursuant to the
Memorandum, are registered under the Securities Act of 1933, as amended (the
"Securities Act"), or any state securities laws. The Purchaser understands that the offering and sale of the Units is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this
Subscription Agreement;

         (b) The Purchaser has received the Memorandum and all other documents requested by the Purchaser, has carefully reviewed them and understands the information contained therein, and the Purchaser, prior to the execution of this
Subscription Agreement, has had access to the same kind of information which would be available in a registration statement filed by the Company under the
Securities Act;

         (c) Neither the Securities and Exchange Commission nor any state securities commission has approved the Units or any of the Securities included in the Units or the Common Stock issuable upon conversion or exercise thereof, or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the Memorandum. The Memorandum has not been reviewed by any Federal, state or other regulatory authority;

         (d) All documents, records and books pertaining to the investment in the Units (including, without limitation, the Memorandum) have been made available for inspection by the Purchaser;

         (e) The Purchaser has had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Units and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the Purchaser;

         (f) In evaluating the suitability of an investment in the Company, the
Purchaser has not relied upon any representation or other information (oral or written) other than as stated in the Memorandum;

         (g) The Purchaser is unaware of, is in no way relying on, and did not become aware of the offering of the Units through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, in connection with the offering and sale of the Units and is not subscribing for
Units and did not become aware of the offering of the Units through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the
Purchaser in connection with investments in securities generally;

         (h) The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Subscription Agreement or the transactions contemplated hereby
(other than amounts to be paid by the Company to Spencer Trask Ventures, Inc.);

         (i) The Purchaser has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable the Purchaser to utilize the

information made available to it in connection with the offering of the Units to evaluate the merits and risks of an investment in the Units and the Company and to make an informed investment decision with respect thereto;

         (j) The Purchaser is not relying on the Company or any of its employees or agents with respect to the legal, tax, economic and related considerations as to an investment in the Units, and the Purchaser has relied on the advice of, or has consulted with, only his own advisors;

         (k) The Purchaser is acquiring the Units solely for the Purchaser's own account for investment and not with a view to resale, assignment or distribution thereof, in whole or in part. The Purchaser is not registered as a broker-dealer with the National Association of Securities Dealers, Inc., the SEC or any state agency. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Units, Securities contained in the Units, or the Common Stock issuable upon conversion or exercise thereof, and the Purchaser has no plans to enter into any such agreement or arrangement;

         (l) The Purchaser must bear the substantial economic risks of the investment in the Units indefinitely because none of the securities included in the Units may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends shall be placed on the
Securities to the effect that they have not been registered under the Securities
Act or applicable state securities laws and appropriate notations thereof will be made in the Company's stock books. Stop transfer instructions will be placed with the transfer agent of the Securities. Although the Company has the obligation to register for resale the shares of Common Stock underlying the
Securities (see Exhibit G to the Memorandum), there can be no assurance that such registration will be completed within the time frames required by the
Company, or at all. It is not anticipated that there will be any market for resale of the Units or Securities included in the Units or the capital stock issuable upon conversion or exercise thereof, and such Units and shares will not be freely transferable at any time in the foreseeable future;

         (m) The Purchaser has adequate means of providing for such Purchaser's current financial needs and foreseeable contingencies and has no need for liquidity of the investment in the Units for an indefinite period of time;

         (n) The Purchaser is aware that an investment in the Units involves a number of very significant risks and has carefully read and considered the matters set forth under the caption "Risk Factors" in the Memorandum;

         (o) The Purchaser meets the requirements of at least one of the suitability standards for an "accredited investor" as set forth on the
Accredited Investor Certification contained herein;

         (p) The Purchaser: (i) if a natural person, represents that the
Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, limited liability company or partnership, association, joint stock company, trust, unincorporated organization or other entity, represents that (A) such entity was not formed for the specific purpose of acquiring the Units, (B) such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, (C) the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, (D) such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the securities constituting the Units, (E) the execution and delivery of this
Subscription Agreement has been duly authorized by all necessary action on behalf of such entity, and (F) this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; and (iii) if executing this Subscription
Agreement in a representative or fiduciary capacity, such representative represents that it has full power and authority to execute and deliver this
Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, limited liability company or limited liability partnership, or other entity for whom such representative is executing this Subscription Agreement, and such individual, ward, partnership, trust, estate, corporation, limited liability company or partnership, or other entity has full right and power to perform this
Subscription Agreement and make an investment in the Company, and that this
Subscription Agreement constitutes a legal, valid and binding obligation of such
Purchaser. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

         (q) The Purchaser had the opportunity to obtain any additional information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Memorandum and all documents received or reviewed in connection with the purchase of the Units and the opportunity to have representatives of the Company provide it with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business and prospects of the Company deemed relevant by the Purchaser and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided to
Purchaser to its full satisfaction;

         (r) The Purchaser represents to the Company that any information which the undersigned has heretofore furnished or furnishes herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under Federal and state securities laws in connection with the offering of securities as described in the Memorandum. The Purchaser further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company's issuance of the securities contained in the Units;

         (s) The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The
Purchaser's overall commitment to investments which are not readily marketable is not excessive in view of its net worth and financial circumstances and the purchase of the Units will not cause such commitment to become excessive. The investment is a suitable one for the Purchaser;

         (t) No oral or written representations have been made, or oral or written information furnished, to the Purchaser in connection with the offering of the Units or as to the Company, which are in any way inconsistent with the information contained in the Memorandum;

         (u) THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND
ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION
REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO
RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD
EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933 AS AMENDED AND SUCH LAWS
PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. ALTHOUGH THE COMPANY HAS AN
OBLIGATION TO REGISTER FOR RESALE THE SHARES OF COMMON STOCK UNDERLYING THE
SECURITIES, THERE CAN BE NO ASSURANCE THAT SUCH REGISTRATION WILL BE COMPLETED
WITHIN THE TIME FRAMES REQUIRED, OR AT ALL. THE SECURITIES HAVE NOT BEEN
APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE
SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE
FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE
ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS
UNLAWFUL.

         (v) (FOR ERISA PLANS ONLY) The fiduciary of the ERISA plan represents that such fiduciary has been informed of and understands the Company's investment objectives, policies and strategies, and that the decision to invest
"plan assets" (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the
Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

         (w) THE PURCHASER SHOULD CHECK THE OFFICE OF FOREIGN ASSETS CONTROL
("OFAC") WEBSITE AT [HTTP://WWW.TREAS.GOV/OFAC] BEFORE MAKING THE FOLLOWING
REPRESENTATIONS. The Purchaser represents that the amounts invested by it in the
Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and
Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at [http://www.treas.gov/ofac]. In addition, the programs administered by OFAC (the "OFAC Programs") prohibit dealing with individuals(1) or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

         (x) To the best of the Purchaser's knowledge, none of: (1) the
Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the
Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC
Programs. Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. The Purchaser agrees to promptly notify the Company and the Placement Agent should the Purchaser become aware of any change in the information set forth in these representations. The Purchaser understands and acknowledges that, by law, the Company may be obligated to
"freeze the account" of the Purchaser, either by prohibiting additional subscriptions from the Purchaser, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and the Placement Agent may also be required to report such action and to disclose the Purchaser's identity to OFAC. The Purchaser further acknowledges that the Company may, by written notice to the Purchaser, suspend the redemption rights, if any, of the Purchaser if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company and the Placement Agent or any of the Company's other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

         (y) To the best of the Purchaser's knowledge, none of: (1) the
Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the
Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a senior foreign political figure(2), or any immediate family(3) member or close associate(4) of a senior foreign political figure, as such terms are defined in the footnotes below.

---------------------
(1) These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

(2) A "senior foreign political figure" is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a "senior foreign political figure" includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

(3) "Immediate family" of a senior foreign political figure typically includes the figure's parents, siblings, spouse, children and in-laws.

         (z) If the Purchaser is affiliated with a non-U.S. banking institution
(a "Foreign Bank"), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the
Foreign Bank maintains operating records related to its banking activities; (3)
the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

     (B) The Company hereby represents, warrants, acknowledges and agrees as follows:

         (a) Subsidiaries. The Company has no direct or indirect subsidiaries
(each a "Subsidiary," and collectively, "Subsidiaries") except as described in the SEC Reports (as defined below). All of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights, and the Company owns all of the issued and outstanding shares of capital stock of each Subsidiary, except as described in the SEC Reports or the Memorandum.

         (b) Organization and Qualification. Each of the Company and the
Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.

         (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the Offering. The execution and delivery of this Subscription Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, other than the Required Approvals (as defined below).
This Subscription Agreement, when executed and delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and general principles of equity.

         (d) No Conflicts. The execution, delivery and performance of this
Subscription Agreement by the Company and the consummation by the Company of the
Offering do not and will not: (i) conflict with or violate any provision of the
Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) subject to obtaining the
Required Approvals (as defined below), conflict with, or constitute a default
(or an event that with notice or lapse of time or both would become a default)
under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority as currently in effect to which the Company or a
Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or

------------------
(4) A "close associate" of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate (a) adversely affect the legality, validity or enforceability of the
Offering, (b) have or result in or be reasonably likely to have or result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the
Subsidiaries, taken as a whole, or (c) adversely impair the Company's ability to perform fully on a timely basis its obligations under this Subscription
Agreement (any of (a), (b) or (c), a "Material Adverse Effect").

         (e) Filings, Consents and Approvals. Neither the Company nor any
Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this
Subscription Agreement, other than (i) the filing with the Commission of the
Registration Statement, (ii) the filing with the Commission of a Form D pursuant to Regulation D under the Securities Act, and (iii) applicable Blue Sky filings
(collectively, the "Required Approvals").

         (f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with this Subscription Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens. Subject to authorization by the Company's stockholders of additional capital stock if and to the extent necessary, the Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance upon purchase of the Common Stock and of the shares of Common Stock underlying the Warrant. The Securities conform to the description contained in the
Memorandum. Assuming the accuracy of the Purchaser's representations and warranties set forth in Section 4(A), no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the
Purchaser as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the trading market for the Common Stock and no shareholder approval is required for the Company to fulfill its obligations pursuant to this Offering.

         (g) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock of the Company is as set forth in the SEC
Reports. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the Offering. Except as a result of the purchase and sale of the Securities which may be issued in connection with this Offering, shares of capital stock issued or issuable under outstanding warrants and except for options and shares of capital stock issued or issuable under the Company's stock option plan, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except for certain outstanding warrants to purchase shares of Common Stock (which warrants are fully described in the Memorandum), the issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchaser and other purchasers in the Offering) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

         (h) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange
Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved
("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

         (i) Material Changes. Except for the proposed Offering, since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports or in the Memorandum: (i)
there has been no event, occurrence or development that has had a Material
Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission and (C) bank or finance company borrowings in the amount of $[_____________], (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv)
the Company has not declared or made any dividend or distribution of cash or other property to its stockholders except in the ordinary course of business consistent with prior practice, or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock except consistent with prior practice or pursuant to existing Company stock option or similar plans, and (v)
the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company stock option or similar plans.

         (j) Litigation. Except as set forth in the SEC Reports or in the
Memorandum, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which: (i) adversely affects or challenges the legality, validity or enforceability of this Subscription Agreement or the Offering or (ii) would, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Except as disclosed in the Memorandum or the SEC Reports, neither the Company nor any
Subsidiary is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange
Act or the Securities Act.

         (k) Compliance. Except as disclosed in the Memorandum, neither the
Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any material indenture, loan or credit agreement or any other material agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), which default or violation would have or result in a Material Adverse Effect, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, except in each case as would not, individually or in the aggregate, have or result in a
Material Adverse Effect.

         (l) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not, individually or in the aggregate, have or reasonably be expected to result in a

Material Adverse Effect ("Material Permits"), and neither the Company nor any
Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

         (m) Listing and Maintenance Requirements. The Company has not, in the
12 months preceding the date hereof, received notice from the principal trading market for the Common Stock to the effect that the Company is not in compliance with the listing or maintenance requirements of such market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

         (n) Controls and Procedures/Sarbanes-Oxley Act of 2002. The Company is
in material compliance with the requirements of the Sarbanes-Oxley Act of 2002 applicable to it as of the date hereof. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability,
(iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and designed such disclosures controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities. The
Company's certifying officers have evaluated the effectiveness of the Company's disclosure controls and procedures as of the last day of the reporting period for its most recently filed periodic report (such date, the "Evaluation Date").
The Company presented in its most recently filed periodic report the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the
Evaluation Date, there have been no significant changes in the Company's internal controls over financial reporting (as such term is defined under the
Exchange Act).

         (o) Disclosure. The Company confirms that neither the Company nor any other person acting on its behalf has provided the Purchaser or its agents or counsel with any information that constitutes or could reasonably be deemed to constitute material, non-public information. The Company understands and confirms that the Purchaser will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. The disclosure provided to the Purchaser regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company, including all of the SEC Reports, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that the Purchaser makes or has made no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this
Subscription Agreement.

     5. IRREVOCABILITY; BINDING EFFECT. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as described in the Memorandum or as required by applicable law, and that this
Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the covenants, agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person's heirs, executors, administrators, successors, legal representatives and permitted assigns.

     6. MODIFICATION. This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

     7. NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, sent by nationwide overnight courier or delivered against receipt to the party to whom it is to be given (a) if to Company, at the address set forth above, or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this
Section). Any notice or other communication given by certified mail shall be deemed given at the time that it is signed for by the recipient except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice or other communication given by nationwide overnight courier shall be deemed given the next business day following being deposited with such courier.

     8. ASSIGNABILITY. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the Units, the components thereof, or the underlying securities shall be made only in accordance with all applicable laws.

     9. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK RELATING TO CONTRACTS ENTERED
INTO AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.

     10. BLUE SKY QUALIFICATION. The purchase of Units under this Subscription
Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Units from applicable Federal and state securities laws.
The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the
Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in such jurisdiction.

     11. USE OF PRONOUNS. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

     12. MISCELLANEOUS.

         (a) This Agreement and its exhibits and schedules constitutes the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions. THE PARTIES ACKNOWLEDGE THAT THE
PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT INCLUDED IN THE MEMORANDUM AS
EXHIBIT G ARE INCORPORATED BY REFERENCE AND MADE A PART HEREOF.

         (b) The Purchaser's and Company's covenants, agreements,
representations and warranties made in this Agreement and the Memorandum shall survive the execution and delivery hereof and delivery of the Securities contained in the Units.

         (c) Each of the parties hereto shall pay its own fees and expenses
(including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

         (d) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

         (e) Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable

                                       10

law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

         (f) Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

         (g) The undersigned understands and acknowledges that there may be multiple Closings for the Offering and that the purchase price per Unit (as defined in the Memorandum) will be determined in accordance with Section 1 of this Agreement.

                                       11

                        ACCREDITED INVESTOR CERTIFICATION

                                NAME OF INVESTOR:

                    INITIAL OR CHECK THE APPROPRIATE ITEM(S)

THE UNDERSIGNED FURTHER REPRESENTS AND WARRANTS AS INDICATED BELOW BY THE
UNDERSIGNED'S INITIALS:

A.       Individual investors: (Please initial one or more of the following statements)

1.       I certify that I am an accredited investor because I have had individual income (exclusive of any income earned by my spouse) of more than $200,000 in each of the most recent two years and I reasonably expect to have an individual income in excess of $200,000 for the current year.

2.       I certify that I am an accredited investor because I have had joint income with my spouse in excess of $300,000 in each of the most recent two years and reasonably expect to have joint income with my spouse in excess of $300,000 for the current year.

3.       I certify that I am an accredited investor because I have an individual net worth, or my spouse and I have a joint net worth, in excess of
         $1,000,000.

4.       I am a director or executive officer of Home Director, Inc.

5.       I have individual net worth or my spouse and I have joint net worth of over $ 5,000,000.

B.       Partnerships, corporations, trusts or other entities: (Please initial one of the following seven statements). The undersigned hereby certifies that it is an accredited investor because it is:

1.       an employee benefit plan whose total assets exceed $5,000,000;

2.       an employee benefit plan whose investments decisions are made by a plan fiduciary which is either a bank, savings and loan association or an insurance company (as defined in Section 3(a) of the Securities Act) or an investment adviser registered as such under the Investment Advisers
         Act of 1940;

3.       a self-directed employee benefit plan, including an Individual
         Retirement Account, with investment decisions made solely by persons that are accredited investors;

4.       an organization described in Section 501(c)(3) of the Internal Revenue
         Code of 1986, as amended, not formed for the specific purpose of acquiring the Units, with total assets in excess of $5,000,000;

5.       a corporation, partnership, limited liability company, limited liability partnership, other entity or similar business trust, not formed for the specific purpose of acquiring the Units, with total assets excess of $5,000,000;

6.       a trust, not formed for the specific purpose of acquiring the Units, with total assets exceed $5,000,000, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Units; or

7.       an entity (including a revocable grantor trust but other than a conventional trust) in which each of the equity owners qualifies as an accredited investor under items A(1), (2) or (3) or item B(1) above.

                                       12

                               Home Director, Inc.
                                SIGNATURE PAGE TO
                             SUBSCRIPTION AGREEMENT

EXECUTION OF THIS AGREEMENT BY ANY PURCHASER SHALL ALSO BE DEEMED TO CONSTITUTE
EXECUTION BY SUCH PURCHASER OF THE REGISTRATION RIGHTS AGREEMENT ANNEXED TO THE
MEMORANDUM AS EXHIBIT G.

(NOTE:  to be completed by Purchaser):

Purchaser hereby elects to subscribe under the Subscription Agreement for a total of $__________ of Unit(s)

Date: _______________, 2004.

If the Purchaser is an INDIVIDUAL, or if the Purchasers are INDIVIDUALS who have purchased as JOINT TENANTS, as JOINT TENANTS with RIGHT OF SURVIVORSHIP, as
TENANTS IN COMMON, or as COMMUNITY PROPERTY:

----------------------------------              --------------------------------
Print Names(s)                                  Social Security Number(s)

----------------------------------              --------------------------------
Signature(s) of Investor(s)                     Joint Signature

----------------------------------              --------------------------------
Address                                         Date

If the Purchaser is a PARTNERSHIP, CORPORATION, TRUST, LIMITED LIABILITY COMPANY
or LIMITED LIABILITY PARTNERSHIP:

----------------------------------              --------------------------------
Name of Partnership, Corporation,               Federal Taxpayer
Trust, Limited Liability Company                Identification Number
or Limited Liability Partnership

Address:

By:___________________________                   ___________________________

Name: ________________________                   State of Organization

Title:________________________

SUBSCRIPTION FOR ____ UNITS ACCEPTED AND AGREED TO this _____ day of __________
2004.

HOME DIRECTOR, INC.

By:
   --------------------------------
Name:
Title: